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                                                                   Exhibit 10.49

                             SEPARATION AGREEMENT


     This Separation Agreement (this "Agreement"), made and entered into as of December 21, 2000, by and between The Derby Cycle Corporation, a Delaware corporation (the "Company"), and Daniel S. Lynch (the "Executive" and, together with the Company, the "Parties").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Executive has entered into an Employment Agreement dated as of June 1, 1999 with the Company relating to such Executive's employment by the Company (the "Employment Agreement");

     WHEREAS, the Parties have agreed to terminate certain provisions of the Employment Agreement and to provide herein for the termination of the Executive's employment by the Company;

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, the Parties hereby agree as follows:


     1.   Termination of Employment.
          -------------------------

     The Executive hereby agrees to continue to serve as the Chief Financial Officer of the Company until at least February 28, 2001. The Parties hereby agree that, notwithstanding any provision to the contrary contained in the Employment Agreement, (a) at any time after February 28, 2001, the Company shall have the right to terminate the employment of the Executive upon at least ten days prior written notice to the Executive specifying the effective date of such termination and (b) at any time after February 28, 2001, the Executive shall have the right to terminate his employment by the Company upon at least ten days prior written notice to the Company specifying the effective date of such termination. Upon the effective date of any such termination (the "Termination Date"), the Executive shall cease to serve as an officer or director of the Company or any of its subsidiaries, and the Executive hereby resigns, effective as of the Termination Date, from all such positions. Until the Termination Date, the Executive shall perform his duties as Chief Financial Officer of the Company with reasonable care and in a timely manner. Without limiting the generality of the foregoing, until the Termination Date, the Executive shall use his best efforts to cause all reporting obligations of the Company under its existing credit facility are timely and accurately satisfied, that all year-end and interim financial statements and reports are timely and accurately prepared and finalized, and that all filings required to be made by the Company under the Securities Exchange Act of 1934, as amended, or any other securities laws or trading market rules are timely and accurately satisfied. After the Termination Date, if requested by the Company, the Executive will assist the Company in finalizing the Company's year-end 2000 financial statements and its Form 10-K Report for the year ended December 31, 2000, provided
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that such assistance shall not require a substantial portion of the Executive's business time. The Executive hereby agrees that if he materially breaches any of his agreements hereunder prior to the Termination Date as reasonably determined by the Company's Chairman and, to the extent such breach is subject to cure, fails to cure such breach as reasonably determined by the Company's Chairman within 10 days after a written notice thereof is delivered to him, he shall not be entitled to any of the payments or other benefits provided herein, the transactions contemplated by Section 2 hereof shall be void, and the Executive shall return to the Company any amount paid to him pursuant to Section 2(b).

          2.   Repayment of Promissory Note; Repurchase of Common Stock. (a) The
               --------------------------------------------------------
Company and the Executive hereby agree that, effective February 28, 2001, the purchase price of the Company's Class A Common Stock and Class C Common Stock (the "Executive Stock") that the Executive purchased from the Company pursuant to the Management Stock Purchase Agreement dated as of June 1, 1999 between the Company and the Executive (the "Purchase Agreement") shall be reduced to the fair market value of the Executive Stock as of such date, and that the outstanding principal amount of the promissory note (the "Executive Note") issued by the Executive to the Company pursuant to the Purchase Agreement also shall be reduced to the amount of the revised purchase price for the Executive Stock that is pledged to secure its repayment under the Pledge Agreement dated as of June 1, 1999 between the Company and the Executive (the "Pledge Agreement"). Immediately after such reduction in the purchase price of the Executive Stock and principal amount of the Executive Note, the Executive shall deliver to the Company the Executive Stock that is pledged to secure repayment of the Executive Note, for cancellation in full payment of the adjusted principal amount of the Executive Note. Upon the cancellation of the Executive Stock, the Purchase Agreement, the Executive Note and the Pledge Agreement shall all terminate in their entirety. The Parties hereby agree to treat the transactions described in this Section 2(a) as a reduction in the purchase price for the Executive Stock for United States federal and state income tax purposes.

               (b) The Company and the Executive hereby agree that on February 28, 2001, the Company shall repurchase all shares of capital stock of the Company owned by the Executive (other than the Executive Stock that is pledged to secure repayment of the Executive Note) for an aggregate purchase price of $157,000. On such date, the Executive shall deliver to the Company the certificates representing such shares for cancellation and the Company shall pay such purchase price to the Executive.

          3.   Payments to the Executive.  In lieu of any amounts required to be
               -------------------------
paid to the Executive under Section 3(a) or (b) or Section 4 of the Employment Agreement, the Company shall make the following payments to the Executive:

               (a) Until the later of February 28, 2001 and the Termination Date if the Executive's employment is terminated by the Company pursuant to
Section 1(a) hereof or until the Termination Date if the Executive's employment is terminated by the Executive under Section 1(b) hereof, the Company shall continue to pay to the Executive his base salary at the same rate and in the same manner as such base salary is paid to the Executive as of the date of this Agreement and shall continue to provide coverage to the

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Executive and his dependents under the Company's health, medical, dental and life insurance plans on the same basis as provided on the date hereof;

               (b) On the later of February 28, 2001 and the Termination Date if the Executive's employment is terminated by the Company pursuant to Section 1(a) hereof or on the Termination Date if the Executive's employment is terminated by the Executive under Section 1(b) hereof, the Company shall pay to the Executive a lump sum amount equal to $23,000.

Promptly after the Termination Date, if permissible under its terms, the Company shall transfer to the Executive the disability insurance policy held by the Company with respect to the Executive, subject to the Executive's agreement to satisfy all further obligations thereunder. Except as provided in this Section 2 and except for expense reimbursements under Section 3(c) of the Employment Agreement, neither the Company nor any of its subsidiaries shall be obligated to make any payment (including, without limitation, any bonus payments) to the Executive in connection with his employment.

          4.   Releases.
               --------

                    (a) The Executive hereby releases and forever discharges the Company, each of its subsidiaries, each stockholder or affiliates of the Company, and each of their respective officers, directors, employees and agents (the "Company Released Persons") from and waives any and all claims, demands, controversies, actions, causes of action, obligations, damages and liabilities of any nature whatsoever, whether at law or in equity, known or unknown, suspected or unsuspected, absolute or contingent (collectively, "Claims"), that the Executive ever had, now has, or may hereafter have against any of the Released Persons arising out of, resulting from or related to the Executive's service as an officer, director, employee or agent of the Company, any of its subsidiaries or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to the Employment Agreement, except that nothing contained herein shall release the Company from its obligations under this Agreement or its obligations to be performed after the date hereof under the Employment Agreement as modified by this Agreement or any actions taken by the Company after the date hereof.

                    (b) The Company (on its own behalf and on behalf of each of its subsidiaries) hereby releases and forever discharges the Executive from and waives any and all Claims that the Company or any of its subsidiaries ever had, now has, or may hereafter have against the Executive arising out of, resulting from or related to such Executive's service as an officer, director, employee or agent of the Company, any of its subsidiaries or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to such Executive's Employment Agreement, except that nothing contained herein shall release the Executive from (i) his obligations under the Employment Agreement, including, without limitation, his obligations under Sections 5 and 6 of the Employment Agreement, as modified by this Agreement, (ii) any actions taken by the Executive after the date hereof, or (iii) his obligations under this Agreement.

          5.   Effect on Employment Agreement.  The Parties hereby agree that
               ------------------------------
Section 3(a) and (b) and Section 4 of the Employment Agreement are hereby terminated and superceded by the provisions of this Agreement and that in the event of any conflict

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between the provisions of this Agreement and the provisions of the Employment
Agreement, the provisions of this Agreement shall control.

          6.   Non-Disparagement; References; Search Firm.  The Executive shall
               ------------------------------------------
not disparage the Company, any of its subsidiaries, any of their stockholders or affiliates, or any of their respective officers, directors, employees or agents. The Company shall not disparage the Executive. In the event the Company is requested to provide references or evaluations to another potential employer with respect to the Executive's employment by the Company, such references shall be positive. The Company acknowledges and agrees that the Executive in seeking new employment may utilize executive search firms, including Russell Reynolds Associates.

          7.   Representations and Warranties.  The Executive hereby represents
               ------------------------------
and warrants to the Company that he has carefully considered and reviewed the provisions of this Agreement and consulted with his counsel regarding this Agreement and that this Agreement is a valid and binding obligation of the Executive enforceable in accordance with its terms.

          8.   Miscellaneous.
               -------------

                    (a)  Successors.  This Agreement shall be binding upon and
                         ----------
inure to the benefit of the respective successors and assigns of each Party.

                    (b)  Interpretation and Construction.  The headings of the
                         -------------------------------
Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Words such as "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section of this Agreement, unless the context clearly indicates otherwise.

                    (c)  Severability.  In the event any provision of this
                         ------------
Agreement shall finally be determined to be unlawful or unenforceable, such provision shall be deemed to be severed from this Agreement, and every other provision of this Agreement shall remain in full force and effect.

                    (d)  Notices.  All notices, requests and other
                         -------
communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the address or facsimile number listed below such Party's name on the signature page hereto or if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

                    (e)  Complete Agreement.  This Agreement sets forth the
                         ------------------
entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications,

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representations or warranties, whether oral or written, by any Party or any officer, employee or representative of any Party.

                    (f)  Third Parties. Except as provided in Section 4(a)
                         -------------
hereof, this Agreement is not intended to, and shall not, create any rights in or confer any benefits upon anyone other than the Parties and their successors and assigns.

                    (g)  Governing Law; Consent to Jurisdiction. This Agreement
                         --------------------------------------
shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                    (i)  Waiver.  The waiver by any Party of any matter provided
                         ------
for herein shall only be effective if made in writing signed by such Party, but such waiver shall not be deemed to be a waiver of any other such matter.

                    (j)  Counterparts.  More than one counterpart of this
                         ------------
Agreement may be executed by the Parties, and each fully executed counterpart shall be deemed an original. This Agreement, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                    (k)  Amendment of this Agreement.  Any amendment to this
                         ---------------------------
Agreement must be effected by the written consent of each Party who is to be bound or adversely affected by such Amendment.

                    (l)  Attorneys' Fees.  The Company agrees to pay up to
                         ---------------
$7,500 of attorneys' fees and expenses reasonably incurred by the Executive in connection with the negotiation and execution of this Agreement. Except as provided in the immediately preceding sentence, each Party shall bear its own costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement.

                    (m)  Withholding.  All payments by the Company to the
                         -----------
Executive hereunder shall be less Social Security taxes and any withholding taxes for which the Executive is obligated and less any other taxes or amounts that may be lawfully levied by any governmental authority which the Company may be required by law from time to time to withhold from such payments.

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       IN WITNESS WHEREOF, this Agreement has been executed and delivered by the
Parties as of the date first above written.


                                     THE DERBY CYCLE CORPORATION


                                     By: /s/ Frederic V. Malek

                                     ______________________
                                     Frederic V. Malek
                                     Chairman
                                     Address:
                                     Derby Cycle Corporation
                                     300 First Stamford Place
                                     Stamford, Connecticut 06902-6765
                                     Facsimile No: 203-961-1673
                                     Attention: Chairman of the Board


                                     /s/ Daniel S. Lynch

                                     _________________________
                                     Daniel S. Lynch

                                     Address:
                                     7 Calhoun Drive
                                     Greenwich CT06831
                                     Fax No.: 203 629 4371

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